PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this "Agreement") dated as of February 20, 2004 (the "Effective Date") is between Southwall Technologies Inc., a Delaware corporation (the "Company") and Needham & Company, Inc., in its capacity as administrative agent of and for the benefit of the Convertible Notes Purchasers (as defined below) (in such capacity, the "Agent").

RECITALS

A. Pursuant to that certain Amended and Restated Investment Agreement, dated the Effective Date (the "Investment Agreement"), by and among the Company, the Agent, and the Convertible Notes Purchasers (as defined in the Investment Agreement), the Convertible Notes Purchasers are purchasing and, subject to the terms and conditions of the Investment Agreement, will purchase certain convertible promissory notes of the Company (the "Notes").

B. The Company has granted a security interest in all of its assets to Pacific Business Funding, a division of the Cupertino National Bank ("Pacific Business Funding").

C. Company now wishes to grant the Agent a security interest in the Collateral (as defined below).

D. Concurrently with the execution and delivery of this Agreement, Pacific Business Funding and the Agent are entering into a Subordination Agreement (as defined below).

E. It is a condition to Convertible Notes Purchasers' purchase of the Notes that the Company execute this Agreement.

NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Company under or in connection with the Investment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. When used herein, (a) capitalized terms which are not otherwise defined have the meanings assigned thereto in the Investment Agreement; and (b) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

Collateral - see Section 2.

Default means any Event of Default.

Issuer means the issuer of any of the shares of stock or other securities representing all or any of the Collateral.

Liabilities means all obligations (monetary or otherwise) of the Company, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Investment Agreement, the Notes, this Agreement or any document or instrument executed in connection therewith.

2. Pledge. As security for the payment of all Liabilities, the Company hereby pledges to the Agent for the benefit of the Agent and the Convertible Notes Purchasers, and grants to the Agent for the benefit of the Agent and the Convertible Notes Purchasers, a continuing security interest in, all of the following:

A. All of the shares of stock and other securities described in Schedule I hereto, all of the certificates and/or instruments representing such shares of stock and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities;

B. All additional shares of stock of any of the Issuers listed in Schedule I hereto at any time and from time to time acquired by the Company in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; provided, however, that such additional shares of stock shall only be pledged to support the Liabilities such that the total amount of pledged shares of stock represents 65% of the issued equity interests of the Issuers;

C. All other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

D. All products and proceeds of all of the foregoing, (collectively, the "Collateral"); provided, however, the Agent and Convertible Notes Purchasers agree that the pledge and the security interest created hereby, and the rights of the Agent and Convertible Notes Purchasers contained herein, are subject and subordinate to each of the liabilities and obligations of the Company to Pacific Business Funding pursuant to the Loan and Security Agreement or either of the Bank Agreements and all renewals, refinancings, extensions and modifications thereof or any similar arrangement which replaces the arrangements with Pacific Business Funding (the "Senior Debt"). The terms of such subordination are set forth in any subordination agreement by and among the Agent, the Convertible Notes Purchasers and the holder of Senior Debt, including but not limited to the Subordination Agreement dated the date hereof by and among Pacific Business Funding, the Agent and the Convertible Notes Purchasers, as such document may be amended, restated, renewed or modified from time to time (the "Subordination Agreement").

Subject to the terms of the Subordination Agreement, the Company agrees to deliver to the Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Collateral (other than dividends which the Company is entitled to receive and retain pursuant to Section 5 hereof) which may at any time or from time to time come into the possession or control of the Company; and prior to the delivery thereof to the Agent, such Collateral shall be held by the Company separate and apart from its other property and in express trust for the Agent.

3. Warranties; Further Assurances. The Company warrants to the Agent and each Convertible Notes Purchaser that: (a) the Company is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; and liens, security interests and encumbrances created in connection with the Senior Debt; (b) all shares of stock referred to in Schedule I hereto are duly authorized, validly issued, fully paid and non-assessable; (c) as to each Issuer whose name appears in Schedule I hereto, the Collateral represents on the date hereof not less than the applicable percentage (as shown in Schedule I hereto) of the total shares of capital stock issued and outstanding of such Issuer; and (d) the information contained in Schedule I hereto is true and accurate in all respects.

So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of the Agent or any Convertible Notes Purchaser with respect to the creation of any Liabilities, the Company (i) other than in connection with the Senior Debt, shall not, without the express prior written consent of the Agent, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the stock of any Issuer which is pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Collateral; (ii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Agent) and do such other acts and things, all as the Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever), other than liens, security interests and encumbrances created in connection with the Senior Debt) to secure the performance and payment of the Liabilities; (iii) will execute and deliver to the Agent such stock powers and similar documents relating to the Collateral, satisfactory in form and substance to the Agent, as the Agent may reasonably request; (iv) will furnish the Agent or any Convertible Notes Purchaser such information concerning the Collateral as the Agent or such Convertible Notes Purchaser may from time to time reasonably request, and will permit the Agent or any Convertible Notes Purchaser or any designee of the Agent or any Convertible Notes Purchaser, from time to time at reasonable times and on reasonable notice (or at any time without notice during the existence of a Default), to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Company which pertain to the Collateral, and will, upon request of the Agent at any time when a Default has occurred and is continuing, deliver to the Agent all of such records and papers, and (v) other than in connection with the existing pledge to Pacific Business Funding, shall not, without the express prior written consent of the Agent, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase any portion of the stock of any Issuer which is not pledged pursuant to this Agreement.

4. Holding in Name of Agent, etc. The Agent may from time to time after the occurrence and during the continuance of a Default and subject to the terms of the Subordination Agreement, without notice to the Company, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Agent or any nominee or sub-agent for the Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of the Company to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Collateral.

5. Voting Rights, Dividends, etc. (a) Notwithstanding certain provisions of Section 4 hereof, so long as the Agent has not given the notice referred to in paragraph (b) below:

A. The Company shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by the Company of stock purchase or subscription rights may be made only from funds of the Company not comprising part of the Collateral) relating or pertaining to the Collateral or any part thereof for any purpose; provided that the Company agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of the Collateral or any part thereof.

B. The Company shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral which are paid in cash by any Issuer if such dividends are permitted by the Investment Agreement, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by the Company, shall subject to the terms of the Subordination Agreement, be forthwith delivered to the Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

C. The Agent shall execute and deliver, or cause to be executed and delivered, to the Company all such proxies, powers of attorney, dividend orders and other instruments as the Company may request for the purpose of enabling the Company to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which it is authorized to retain pursuant to clause (B) above.

(b) Upon notice from the Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Company is entitled to exercise pursuant to Section 5(a)(A) hereof, and all rights of the Company to receive and retain dividends pursuant to Section 5(a)(B) hereof, shall forthwith cease, and all such rights and powers shall subject to the terms of the Subordination Agreement, thereupon become vested in the Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by the Agent pursuant to this paragraph (b) shall be retained by the Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

6. Remedies. Whenever a Default shall exist, the Agent may, subject to the terms of the Subordination Agreement, exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist the Agent, subject to the terms of the Subordination Agreement, (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of the Company therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of the Company, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. The Company hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Agent of any of its rights and remedies during the continuance of a Default. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any of the Collateral may be applied by the Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Agent toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Company or as a court of competent jurisdiction shall direct).

The Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Company agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Agent shall not be liable or accountable to the Company for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

7. General. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the Company shall request in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by the Company, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral.

No delay on the part of the Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by each party to the other party, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

All obligations of the Company and all rights, powers and remedies of the Agent and the Convertible Notes Purchasers expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

The provisions of Sections 7.5, 7.10, 7.12 and 7.13 of the Investment Agreement shall be applicable hereto and are incorporated by reference herein.

This Agreement shall be binding upon the Company and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company and the Agent and the successors and assigns of the Agent.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

Southwall Technologies Inc.

By: ______________________________________
Name: Thomas G. Hood
Title: Chief Executive Officer

Needham & Company, Inc.,

as Agent

By: ______________________________________
Name: Glen Albanese
Title: Managing Director and Chief Financial Officer

SCHEDULE I

TO PLEDGE AGREEMENT

STOCK

Issuer	Certificate Nos.	No. of Pledged Shares	Pledged Shares as % of Total Shares Issued and Outstanding	Total Shares of Issuer Outstanding
Southwall Europe GmBH		_________	65%	100%